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                                                                   EXHIBIT 10.67


               WARRANT AGREEMENT dated as of August 18, 1997 (this "Agreement"), by and between AccuMed International, a Delaware corporation (the "Company"), and Robert L. Priddy, an individual residing in the State of Nevada ("Priddy").


                              W I T N E S S E T H:

               WHEREAS, the Company proposes to issue to Priddy a warrant (the "Warrant") to purchase up to 50,000 shares (the "Warrant Shares") of the Company's Common Stock, par value $0.01 per share (the "Common Stock"); and

               WHEREAS, the Warrant issued pursuant to this Agreement is being issued by the Company to Priddy in consideration for the making of a loan by Priddy to the Company in the principal amount of $500,000 pursuant to a Promissory Note and Security Agreement even date herewith.

               NOW, THEREFORE, in consideration of the premises, the agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                1. Grant. On the terms and subject to the conditions set forth herein, and unless this Agreement is terminated prior to exercise in accordance with Section 16 hereof, Priddy or other registered holder hereof (hereinafter "the Holder") is hereby granted the right to purchase, at any time from August 18, 1997 until 5:00 P.M., New York time, on August 18, 2002 (the "Warrant Exercise Term"), up to 50,000 Warrant Shares at an initial exercise price (subject to adjustment as provided in Article 7 hereof) of $2.50 per Warrant Share.

                2. Warrant Certificate. The warrant certificate (the "Warrant Certificate") delivered and to be delivered pursuant to this Agreement shall be in the form set forth in Exhibit A attached hereto and made a part hereof, with such appropriate insertions, omissions, substitutions and other variations as required or permitted by this Agreement.

                3.    Exercise of Warrant.

                      Cash Exercise. The Warrant initially is exercisable at a price of $2.50 per Warrant Share, payable in cash or by check to the order of the Company, or any combination of cash or check, subject to adjustment as provided in Article 7 hereof. Upon surrender of the Warrant Certificate with the annexed Form of Election to Purchase duly executed, together with



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payment of the Exercise Price (as hereinafter defined) for the Warrant Shares purchased, at the Company's principal offices (currently located at 900 N. Franklin Street, Ste. 401, Chicago, Illinois 60610, Attn: Corporate Controller). The Holder shall be entitled to receive a certificate or certificates for the Warrant Shares so purchased. The purchase rights represented by each Warrant Certificate are exercisable at the option of the Holder, in whole or in part (but not as to fractional Warrant Shares). In the case of the purchase of less than all the Warrant Shares purchasable under any Warrant Certificate, the Company shall cancel said Warrant Certificate upon the surrender thereof and shall execute and deliver a new Warrant Certificate of like tenor for the balance of the Warrant Shares purchasable thereunder.

                4.    Issuance of Certificates.

               Upon the exercise of the Warrants for cash, the issuance of certificates for the Warrant Shares purchased shall be made forthwith without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof, and such certificates shall (subject to the provisions of Article 5 hereof) be issued in the name of, or in such names as may be directed by, the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

               The Warrant Certificate and the certificates representing the Warrant Shares shall be executed on behalf of the Company by the manual or facsimile signature of the present or any future Chairman or Vice Chairman of the Board of Directors or President or Vice President of the Company under its corporate seal reproduced thereon, attested to by the manual or facsimile signature of the present or any future Secretary or Assistant Secretary of the Company. The Warrant Certificate shall be dated the date hereof and certificates representing the Warrant Shares shall be dated the date of execution by the Company upon initial issuance, division, exchange, substitution or transfer.

               Upon exercise, in part or in whole, of the Warrants, certificates representing the Warrant Shares shall bear a legend substantially similar to the following:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT



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FOR THESE SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S
COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

                5. Restriction on Transfer of Warrants.

               Priddy, by his acceptance thereof, covenants and agrees that the Warrant is being acquired as an investment and not with a view to the distribution thereof, and that neither the Warrant nor, if exercised, any Warrant Shares, may be sold, transferred, assigned, hypothecated or otherwise disposed of except in accordance with applicable securities laws.

                6.    Price.

                      6.1. Initial and Adjusted Exercise Price. The initial exercise price of the Warrant shall be $2.50 per Warrant Share. The adjusted exercise price shall be the price which shall result from time to time from any and all adjustments of the initial exercise price in accordance with the provisions of Article 7 hereof.

                      6.2. Exercise Price. The term "Exercise Price" herein shall mean the initial exercise price or the adjusted exercise price, depending upon the context.

                7. Adjustments of Exercise Price and Number of Warrant Shares.

                      7.1.  Subdivision and Combination.  In case the
Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

                      7.2.  Adjustment in Number of Warrant Shares.
Upon each adjustment of the Exercise Price pursuant to the provisions of this
Article 7, the number of Warrant Shares issuable upon the exercise of the Warrant shall be adjusted to the nearest full Warrant Share by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of the Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                      7.3. Reclassification, Consolidation, Merger, etc. In case of any reclassification or change of the outstanding shares of Common Stock (other than a change in par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in the case of any consolidation of the Company with, or merger of the Company into,



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another corporation (other than a consolidation or merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding shares of Common Stock, except a change as a result of a subdivision or combination of such shares or a change in par value, as aforesaid), or in the case of a sale or conveyance to another corporation of the property of the Company as an entirety, the Holder shall thereafter have the right to purchase the kind and number of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance as if the Holder was the owner of the Warrant Shares underlying the Warrant at a price equal to the product of (x) the number of shares of Common Stock issuable upon conversion of the Warrant Shares and (y) the Exercise Price prior to the record date for such reclassification, change, consolidation, merger, sale or conveyance as if such Holder had exercised the Warrant.

                      7.4. Redemption of Warrant; Redemption of Warrant Shares. Notwithstanding anything to the contrary contained in the Warrant or elsewhere, the Warrant cannot be redeemed by the Company under any circumstances.

                      7.5.  Dividends and Other Distributions with
Respect to Outstanding Securities. In the event that the Company shall at any time prior to the exercise of the Warrant declare a dividend (other than a dividend consisting solely of shares of Common Stock or a cash dividend or distribution payable out of current or retained earnings) or otherwise distribute to its stockholders any monies, assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another person or entity, or any other thing of value, the Holder of the Warrant shall thereafter be entitled, in addition to the securities receivable upon the exercise thereof, to receive, upon the exercise of such Warrant, the same monies, property, assets, rights, evidences of indebtedness, securities or any other thing of value that he would have been entitled to receive at the time of such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 7.5.

                   7.6. Subscription Rights for Shares of Common Stock or Other Securities. In the case that the Company or an affiliate of the Company shall at any time after the date hereof and prior to the exercise of the Warrant issue any rights to subscribe for shares of Common Stock or any other securities of the Company or of such affiliate to all the stockholders of the Company, the Holder of the unexercised Warrant shall be entitled, in addition to the securities receivable upon the exercise of the Warrant, to receive its pro rata portion of such rights at the



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time such rights are distributed to the stockholders of the Company.

               8.  Exchange and Replacement of Warrant Certificates.

               The Warrant Certificate is exchangeable without expense, upon the surrender hereof by the registered Holder at the principal executive office of the Company, for a new Warrant Certificate of like tenor and date representing in the aggregate the right to purchase the same number of Warrant Shares in such denominations as shall be designated by the Holder thereof at the time of such surrender.

               Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of the Warrant Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of the Warrant, if mutilated, the Company will make and deliver a new Warrant Certificate of like tenor, in lieu thereof.

               9.  Elimination of Fractional Interests.

               The Company shall not be required to issue certificates representing fractions of Warrant Shares upon the exercise of the Warrant, nor shall it be required to issue scrip or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated by rounding any fraction up to the nearest whole number of Warrant Shares.

               10.  Reservation and Listing of Securities.

               The Company shall at all times reserve and keep available out of its authorized shares of Common Stock, solely for the purpose of issuance upon the exercise of the Warrant and conversion of the Warrant Shares, such number of shares of Warrant Stock and Common Stock as shall be issuable upon such exercise or conversion, as the case may be. The Company covenants and agrees that, upon exercise of the Warrant and payment of the Exercise Price therefor, all shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Company's Warrant shall be outstanding, the Company shall use its best efforts to cause all Warrant Shares to be quoted by Nasdaq or listed on such national securities exchanges as the Common Stock is listed.



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               11.  Notices to Warrant Holder.

               Nothing contained in this Agreement shall be construed as conferring upon the Holder the right to vote or to consent or to receive notice as a stockholder in respect of any meetings of stockholders for the election of directors or any other matter, or as having any rights whatsoever as a stockholder of the Company. If, however, at any time prior to the expiration of the Warrants and their exercise, any of the following events shall occur:

                       (a) the Company shall take a record of the holders of its
               shares of Common Stock for the purpose of entitling them to receive a dividend or distribution payable otherwise than in cash, or a cash dividend or distribution payable otherwise than out of current or retained earnings, as indicated by the accounting treatment of such dividend or distribution on the books of the Company; or

                       (b) the Company shall offer to all the holders of its
               Common Stock any additional shares of capital stock of the Company or securities convertible into or exchangeable for shares of capital stock of the Company, or any option, right or warrant to subscribe therefor; or

                       (c) a dissolution, liquidation or winding up of the
               Company (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety shall be proposed;

then, in any one or more of said events, the Company shall give written notice to the Holder of such event at least five (5) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the stockholders entitled to such dividend, distribution, convertible or exchangeable securities or subscription rights, options or warrants, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the declaration or payment of any such dividend or distribution, or the issuance of any convertible or exchangeable securities or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.



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               12.  Notices.

               All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

                       (a) If to the registered Holder of the Warrant, to the address of such Holder as shown on the books of the Company; or

                       (b) If to the Company, to the address set forth in
               Section 3 of this Agreement or to such other address as the Company may designate by notice to the Holder.

               13.  Supplements and Amendments.

               The Company and Schiller may from time to time supplement or amend this Agreement without the approval of any Holder of the Warrant and/or securities underlying the Warrant in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any provisions herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and Schiller may deem necessary or desirable and which the Company and the Underwriter deem not to adversely affect the interests of the Holder of the Warrant.

               14.  Successors.

               All the covenants and provisions of this Agreement by or for the benefit of the Company and the Holder inure to the benefit of their respective successors and assigns hereunder.

               15.  Termination.

               This Agreement shall terminate at the close of business on August 18, 2002. Notwithstanding the foregoing, this Agreement will terminate on any earlier date when the Warrant has been exercised and all securities underlying the Warrant have been resold to the public.

               16.  Governing Law.

               This Agreement and the Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Illinois and for all purposes shall be construed in accordance with the laws of said State.

               17.  Benefits of this Agreement.

               Nothing in this Agreement shall be construed to give to



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any person or corporation other than the Company and Schiller and any other registered Holder of the Warrant or any securities underlying the Warrant any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of the Company and Schiller and any such other Holder.

               18.  Counterparts.

               This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

[SEAL]                              ACCUMED INTERNATIONAL, INC.



                                    By:  \s\ LEONARD R. PRANGE
                                         ---------------------------------------
                                            Name:  Leonard R. Prange
                                            Title: Chief Financial Officer
                                            and Chief Operating Officer

Attest:


\S\ GARY A NEWBERRY
---------------------------
Gary A. Newberry
Assistant Secretary



                                            \S\ ROBERT L. PRIDDY
                                            ---------------------------
                                            Robert L. Priddy



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 EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED OR SOLD EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (ii) TO THE EXTENT APPLICABLE, PURSUANT TO RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) UPON THE DELIVERY BY THE HOLDER TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, STATING THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

               EXERCISABLE AT ANY TIME FROM August 18, 1997 UNTIL
                    5:00 P.M., NEW YORK TIME, August 18, 2002

                                 50,000 Warrants

                               WARRANT CERTIFICATE

               This Warrant Certificate certifies that Robert L. Priddy, an individual residing in the State of Florida ("Priddy"), or registered assigns, is the registered holder of Warrants to purchase, at any time from August 18, 1997, until 5:00 P.M. New York City time on August 18, 2002 ("Expiration Date"), up to 50,000 fully-paid and non-assessable share(s) (the "Shares") of Common Stock, par value $0.01 per share ("Common Stock"), of AccuMed International, Inc., a Delaware corporation (the "Company"), at the initial exercise price, subject to adjustment in certain events (the "Exercise Price"), of $2.50 per share, upon surrender of this Warrant Certificate and, if exercised for cash, payment of the Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of August 18, 1997, by and between the Company and Priddy (the "Warrant Agreement"). Payment of the Exercise Price may be made in cash, or by check payable to the order of the Company, or any combination of cash or check.

               No Warrant may be exercised after 5:00 P.M., New York City time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is



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hereby referred to in a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

               The Warrant Agreement provides that upon the occurrence of certain events, the Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

               Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax, or other governmental charge imposed in connection therewith.

               Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

               The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.



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               IN WITNESS WHEREOF, the Company has caused this Warrant
Certificate to be duly executed under its corporate seal.

Dated:  August 18, 1997          ACCUMED INTERNATIONAL, INC.


[SEAL]                               By:  \S\ LEONARD R. PRANGE
                                        --------------------------------------
                                                Name:  Leonard R. Prange
                                                Title: Chief Financial Officer
                                                and Chief Operating Officer

Attest:

\S\ GARY A NEWBERRY
--------------------------
Gary A. Newberry
Assistant Secretary



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                         [FORM OF ELECTION TO PURCHASE]

               The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________ shares of Common Stock of AccuMed International, Inc. (or its successor) and herewith tenders in payment for such shares cash or a check payable to the order of AccuMed International, Inc. in the amount of $ , all in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of_________________________________________________ , whose address is____________________________, and that such Certificate be delivered to___________________, whose address is ________________________.



Dated:                              Signature:__________________________________

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Warrant
                                            Certificate.)


                        ________________________________


                        ________________________________
                        (Insert Social Security or Other
                          Identifying Number of Holder)



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                              [FORM OF ASSIGNMENT]

             (To be executed by the registered holder if such holder
                  desires to transfer the Warrant Certificate.)


               FOR VALUE RECEIVED_______________________________________________

hereby sells, assigns and transfers unto

________________________________________________________________________________
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________, Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.


Dated:                              Signature:__________________________________

                                            (Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the
                                            Warrant Certificate)


_______________________________


_______________________________
(Insert Social Security or Other
Identifying Number of Assignee)



                                       1.